UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 22, 2021

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	WDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS.

As previously disclosed, on December 2, 2020, Waddell & Reed Financial, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “merger agreement”) with Macquarie Management Holdings, Inc., a Delaware corporation (“Macquarie”), Merry Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Macquarie (the “Merger Sub”), and (solely for limited purposes) Macquarie Financial Holdings Pty Ltd, an Australian proprietary company formed under the laws of the Commonwealth of Australia, providing for, subject to the satisfaction or waiver of certain conditions, the acquisition of the Company by Macquarie. Subject to the terms and conditions of the merger agreement, Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly-owned subsidiary of Macquarie.

On January 28, 2021, the Company and Macquarie jointly filed a final joint voluntary notice for review by the Committee on Foreign Investment in the Unites States (“CFIUS”), which CFIUS accepted for review by letter dated February 4, 2021. In that letter, CFIUS confirmed that February 4, 2021 is the first day of the initial 45-day review period and that this initial review period will conclude no later than March 22, 2021. On March 22, 2021, CFIUS notified the parties that CFIUS has determined that there are no unresolved national security concerns with respect to the merger and its review with respect to the merger is concluded.

Receipt of the CFIUS clearance satisfies a certain condition to the closing of the merger. The closing of the merger remains subject to the satisfaction or waiver of the remaining conditions to the merger set forth in the merger agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: March 24, 2021	By:	/s/ Mark P. Buyle
Senior Vice President, Chief Legal Officer, General Counsel and Secretary